WADDELL & REED ADVISORS FUNDS

Supplement dated June 30, 2005 to the
Statement of Additional Information for

Waddell & Reed Advisors Asset Strategy Fund, Inc. (October 29, 2004)
Waddell & Reed Advisors Continental Income Fund, Inc. (October 29, 2004)
Waddell & Reed Advisors International Growth Fund, Inc. (October 29, 2004)
Waddell & Reed Advisors New Concepts Fund, Inc. (October 29, 2004)
Waddell & Reed Advisors Retirement Shares, Inc. (October 29, 2004)
Waddell & Reed Advisors Select Funds, Inc. (October 29, 2004)
Waddell & Reed Advisors Small Cap Fund, Inc. (October 29, 2004)
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (October 29, 2004)
Waddell & Reed Advisors Vanguard Fund, Inc. (October 29, 2004)
Waddell & Reed Advisors Funds, Inc. (January 31, 2005)
Waddell & Reed Advisors Cash Management, Inc. (January 31, 2005)
Waddell & Reed Advisors Fixed Income Funds, Inc. (January 31, 2005)
Waddell & Reed Advisors Global Bond Fund, Inc. (January 31, 2005)
Waddell & Reed Advisors High Income Fund, Inc. (January 31, 2005)
Waddell & Reed Advisors Municipal Bond Fund, Inc. (January 31, 2005)
Waddell & Reed Advisors Municipal High Income Fund, Inc. (January 31, 2005)

The following information supplements the disclosure regarding management of the Funds:

Effective May 25, 2005, Keith A. Tucker resigned his position as Chairman of the Board and Director of each of the Funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. (the "Funds") as well as his positions with Waddell & Reed Financial, Inc. and its affiliates. The Members of the Board of Directors of each of the Funds, at a meeting held in person, unanimously elected Henry J. Herrmann, Director and President of each of the Funds, as Chairman of the Board of Directors of each of the Funds. Mr. Herrmann has also been appointed the Chief Executive Officer of Waddell & Reed Financial, Inc., succeeding Mr. Tucker.

Effective June 20, 2005, Michael L. Avery was appointed Chief Investment Officer of Waddell & Reed Financial, Inc., Waddell & Reed Investment Management Company, and Ivy Investment Management Company. He succeeds Mr. Herrmann, who had held the position of Chief Investment Officer since 1987. Mr. Avery joined Waddell & Reed in 1981 and has been Director of Equity Research since 1987. He has been a portfolio manager since 1997. Mr. Avery will continue his responsibilities as a portfolio manager.

Effective June 20, 2005, Matthew T. Norris was appointed Director of Equity Research to succeed Mr. Avery. Mr. Norris joined Waddell & Reed in 2003, and had been a portfolio manager for Advantus Capital Management from 1997 to 2003. Mr. Norris will continue his responsibilities as a portfolio manager.

In conjunction with the above changes, two research analysts have been promoted to assistant portfolio managers. Ryan F. Caldwell, who covers the financial industry as an analyst, becomes assistant portfolio manager for Waddell & Reed Advisors Asset Strategy Fund, W&R Target Asset Strategy Portfolio and Ivy Asset Strategy Fund, assisting Mr. Avery; however, Mr. Avery and co-manager Daniel J. Vrabac remain primarily responsible for the management of these funds. Mr. Caldwell has seven years of experience and has been with Waddell & Reed for four years. Peter V. Morris, who analyzes a number of sectors including energy technology, machinery and coal, has been named assistant portfolio manager for Waddell & Reed Advisors Value Fund, W&R Target Value Portfolio and Ivy Value Fund, assisting Mr. Norris; however, Mr. Norris remains primarily responsible for the management of these funds. Both Mr. Caldwell and Mr. Morris retain their research analyst responsibilities.